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                                                                    Exhibit 21.1

                                      PEPC
                          Subsidiaries and Jurisdiction

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       Subsidiaries                                  Jurisdiction
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     PEPC Worldwide NV                          The Hague, The Netherlands
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     PEPC International BV                      The Hague, The Netherlands
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     PEPC Holding BV                            The Hague, The Netherlands
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     PEPC I.P. NV                                        Curacao
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     PEPC Global Finance BV                     The Hague, The Netherlands
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     PEPC Productions BV                         Heemstede, The Netherlands
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     PEPC USA Inc.                                       Florida
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     PEPC Europe BV                             The Hague, The Netherlands
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     PEPC Asia LTD.                                     Hong Kong
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